                                                                    Exhibit 99.3
--------------------------------------------------------------------------------
                                                  Monthly Operating Report
-----------------------------------------
CASE NAME:  Kitty Hawk Charters, Inc.          ACCRUAL BASIS
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42143-BJH                        02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                       Chief Financial Officer
---------------------------------------         --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                                 1/22/2002
---------------------------------------         --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
---------------------------------------         --------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                          1/22/2002
---------------------------------------         --------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report
------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                  ACCRUAL BASIS-1
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42143-BJH                      02/13/95, RWD, 2/96
------------------------------------------


------------------------------------------

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE            MONTH           MONTH              MONTH
                                                           --------------------------------------------------------
ASSETS                                          AMOUNT         October 2001     November 2001      December 2001
-------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                        $    15,476      $   938,005       $    74,545        $    93,050
-------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                           $         0       $         0        $ 5,013,672
-------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                               $    15,476      $   938,005       $    74,545        $ 5,106,722
-------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                $13,356,789      $ 2,001,495       $ 2,151,980        $ 2,208,778
-------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                 $ 4,324,872       $ 4,246,804        $         0
-------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                          $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                          $    85,346       $    99,482        $    65,545
-------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                      $37,290,970      $53,230,970       $53,655,054        $53,599,052
-------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                     $50,663,235      $60,580,688       $60,227,865        $60,980,097
-------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT              $17,083,867      $12,843,296       $12,843,296        $         0
-------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                  $ 6,473,855       $ 6,616,256        $         0
-------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                $17,083,867      $ 6,369,441       $ 6,227,040        $         0
-------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                         $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                                $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                             $67,747,102      $66,950,129       $66,454,905        $60,980,097
-------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                          $   400,690       $   363,122        $   410,263
-------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                               ($618,067)        ($809,768)       ($3,882,527)
-------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                             $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                         $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                              $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                       $ 1,218,386       $ 1,060,994        $   858,755
-------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                               $ 1,001,009       $   614,348        ($2,613,509)
-------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                             $   152,776      $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                            $   380,384      $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                           $10,596,326      $18,206,244       $18,206,244        $18,206,244
-------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                       $         0       $         0        $         0
-------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES            $11,129,486      $18,206,244       $18,206,244        $18,206,244
-------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                        $11,129,486      $19,207,253       $18,820,592        $15,592,735
-------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                                $49,811,125       $49,811,125        $49,811,125
-------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                          ($2,068,249)      ($2,176,812)       ($4,423,763)
-------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                             $         0      $47,742,876       $47,634,313        $45,387,362
-------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                           $11,129,486      $66,950,129       $66,454,905        $60,980,097
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report
    ------------------------------------------
    CASE  NAME:  Kitty Hawk Charters, Inc.           ACCRUAL BASIS-2
    ------------------------------------------

    ------------------------------------------
    CASE  NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
    ------------------------------------------

    --------------------------------------------
    INCOME STATEMENT
    --------------------------------------------------------------------------------------------------------------------------
                                                           MONTH             MONTH               MONTH              QUARTER
                                                     ------------------------------------------------------------
    REVENUES                                            October 2001      November 2001      December 2001           TOTAL
    --------------------------------------------------------------------------------------------------------------------------
    1.      GROSS REVENUES                              $1,048,901         $1,028,058         $  578,920           $2,655,879
    --------------------------------------------------------------------------------------------------------------------------
    2.      LESS: RETURNS & DISCOUNTS                   $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    3.      NET REVENUE                                 $1,048,901         $1,028,058         $  578,920           $2,655,879
    --------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    --------------------------------------------------------------------------------------------------------------------------
    4.      MATERIAL                                    $        0         $       0          $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    5.      DIRECT LABOR                                $        0         $       0          $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    6.      DIRECT OVERHEAD                             $        0         $       0          $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    7.      TOTAL COST OF GOODS SOLD                    $        0         $       0          $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    8.      GROSS PROFIT                                $1,048,901         $1,028,058         $  578,920           $2,655,879
    --------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    --------------------------------------------------------------------------------------------------------------------------
    9.      OFFICER/INSIDER COMPENSATION                $   10,000         $   15,000         $    9,000           $   34,000
    --------------------------------------------------------------------------------------------------------------------------
    10.     SELLING & MARKETING                         $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    11.     GENERAL & ADMINISTRATIVE                    $   74,410         $  101,944         $   61,087           $  237,441
    --------------------------------------------------------------------------------------------------------------------------
    12.     RENT & LEASE                                $   11,654         $   13,902         $   11,654           $   37,210
    --------------------------------------------------------------------------------------------------------------------------
    13.     OTHER (ATTACH LIST)                         $1,013,701         $1,043,917         $  711,783           $2,769,401
    --------------------------------------------------------------------------------------------------------------------------
    14.     TOTAL OPERATING EXPENSES                    $1,109,765         $1,174,763         $  793,524           $3,078,052
    --------------------------------------------------------------------------------------------------------------------------
    15.     INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                           ($   60,864)       ($  146,705)       ($  214,604)         ($  422,173)
    --------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    --------------------------------------------------------------------------------------------------------------------------
    16.     NON-OPERATING INCOME (ATT. LIST)            $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    17.     NON-OPERATING EXPENSE (ATT. LIST)           $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    18.     INTEREST EXPENSE                            $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    19.     DEPRECIATION/DEPLETION                      $  158,648         $  142,591         $   70,965           $  372,204
    --------------------------------------------------------------------------------------------------------------------------
    20.     AMORTIZATION                                $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    21.     OTHER (ATTACH LIST)                         $  328,440        ($      105)        $5,020,538           $5,348,873
    --------------------------------------------------------------------------------------------------------------------------
    22.     NET OTHER INCOME & EXPENSES                 $  487,088         $  142,486         $5,091,503           $5,721,077
    --------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    --------------------------------------------------------------------------------------------------------------------------
    23.     PROFESSIONAL FEES                           $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    24.     U.S. TRUSTEE FEES                           $        0         $        0         $      250           $      250
    --------------------------------------------------------------------------------------------------------------------------
    25.     OTHER (ATTACH LIST)                         $        0         $        0         $        0           $        0
    --------------------------------------------------------------------------------------------------------------------------
    26.     TOTAL REORGANIZATION EXPENSES               $        0         $        0         $      250           $      250
    --------------------------------------------------------------------------------------------------------------------------
    27.     INCOME TAX                                 ($  171,887)       ($  180,628)       ($3,059,407)         ($3,411,922)
    --------------------------------------------------------------------------------------------------------------------------
    28.     NET PROFIT (LOSS)                          ($  376,065)       ($  108,563)       ($2,246,950)         ($2,731,578)
    --------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
--------------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.           ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
  CASE NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96
--------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                 MONTH                MONTH                MONTH            QUARTER
                                              -------------------------------------------------------------
  DISBURSEMENTS                                  October 2001        November 2001        December 2001         TOTAL
-------------------------------------------------------------------------------------------------------------------------
  1.    CASH - BEGINNING OF MONTH                   $   80,859           $  938,005           $   74,545      $    80,859
-------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  2.    CASH SALES                                  $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
  3.    PREPETITION                                 $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  4.    POSTPETITION                                $  873,473           $  652,946           $  770,273      $ 2,296,692
-------------------------------------------------------------------------------------------------------------------------
  5.    TOTAL OPERATING RECEIPTS                    $  873,473           $  652,946           $  770,273      $ 2,296,692
-------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
  6.    LOANS & ADVANCES (ATTACH LIST)              $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  7.    SALE OF ASSETS                              $1,304,408           $        0           $8,001,452      $ 9,305,860
-------------------------------------------------------------------------------------------------------------------------
  8.    OTHER (ATTACH LIST)                        ($1,281,053)         ($1,516,406)         ($8,753,220)    ($11,550,679)
-------------------------------------------------------------------------------------------------------------------------
  9.    TOTAL NON-OPERATING RECEIPTS                $   23,355          ($1,516,406)           ($751,768)     ($2,244,819)
-------------------------------------------------------------------------------------------------------------------------
  10.   TOTAL RECEIPTS                              $  896,828            ($863,460)          $   18,505      $    51,873
-------------------------------------------------------------------------------------------------------------------------
  11.   TOTAL CASH AVAILABLE                        $  977,687           $   74,545           $   93,050      $   132,732
-------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
  12.   NET PAYROLL                                 $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  13.   PAYROLL TAXES PAID                          $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  14.   SALES, USE & OTHER TAXES PAID               $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  15.   SECURED / RENTAL / LEASES                   $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  16.   UTILITIES                                   $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  17.   INSURANCE                                   $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  18.   INVENTORY PURCHASES                         $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  19.   VEHICLE EXPENSES                            $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  20.   TRAVEL                                      $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  21.   ENTERTAINMENT                               $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  22.   REPAIRS & MAINTENANCE                       $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  23.   SUPPLIES                                    $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  24.   ADVERTISING                                 $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  25.   OTHER (ATTACH LIST)                         $   39,682           $        0           $        0      $    39,682
-------------------------------------------------------------------------------------------------------------------------
  26.   TOTAL OPERATING DISBURSEMENTS               $   39,682           $        0           $        0      $    39,682
-------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------
  27.   PROFESSIONAL FEES                           $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  28.   U.S. TRUSTEE FEES                           $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  29.   OTHER (ATTACH LIST)                         $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  30.   TOTAL REORGANIZATION EXPENSES               $        0           $        0           $        0      $         0
-------------------------------------------------------------------------------------------------------------------------
  31.   TOTAL DISBURSEMENTS                         $   39,682           $        0           $        0      $    39,682
-------------------------------------------------------------------------------------------------------------------------
  32.   NET CASH FLOW                               $  857,146            ($863,460)          $   18,505      $    12,191
-------------------------------------------------------------------------------------------------------------------------
  33.   CASH - END OF MONTH                         $  938,005           $   74,545           $   93,050      $    93,050
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                    Monthly Operating Report

-------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-4
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
-------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         SCHEDULE          MONTH              MONTH           MONTH
                                                        -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT        October 2001      November 2001   December 2001
---------------------------------------------------------------------------------------------------------
1.  0-30                                                $   843,728       $ 1,048,129     $   412,268
---------------------------------------------------------------------------------------------------------
2.  31-60                                               $   380,146       $   269,238     $   523,530
---------------------------------------------------------------------------------------------------------
3.  61-90                                                  ($17,732)      $    74,087     $   126,149
---------------------------------------------------------------------------------------------------------
4.  91+                                                 $   795,353       $   760,526     $   720,815
---------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE            $   0          $ 2,001,495       $ 2,151,980     $ 1,782,762
---------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                     $         0       $         0     $         0
---------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)            $   0          $ 2,001,495       $ 2,151,980     $ 1,782,762
---------------------------------------------------------------------------------------------------------

-------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES               MONTH: December 2001
                                                              ------------------
---------------------------------------------------------------------------------------------------------
                                   0-30            31-60         61-90          91+
TAXES  PAYABLE                     DAYS            DAYS          DAYS           DAYS         TOTAL
---------------------------------------------------------------------------------------------------------
1.  FEDERAL                     ($3,903,118)      $     0       $    0        $      0    ($3,903,118)
---------------------------------------------------------------------------------------------------------
2.  STATE                      $     20,591       $     0       $    0        $      0   $     20,591
---------------------------------------------------------------------------------------------------------
3.  LOCAL                      $          0       $     0       $    0        $      0   $          0
---------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)        $          0       $     0       $    0        $      0   $          0
---------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE         ($3,882,527)      $     0       $    0        $      0    ($3,882,527)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE           $     33,486       $26,358       $6,885        $343,534   $    410,263
---------------------------------------------------------------------------------------------------------

-------------------------------------------

STATUS OF POSTPETITION TAXES                           MONTH:  December 2001
                                                              ------------------
---------------------------------------------------------------------------------------------------------
                                 BEGINNING            AMOUNT                               ENDING
                                    TAX            WITHHELD AND/       AMOUNT                TAX
FEDERAL                          LIABILITY*          OR ACCRUED         PAID              LIABILITY
---------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**              $          0        $    101,908      $   101,908        $          0
---------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**            $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**            $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT               $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
5.  INCOME                        ($843,712)        ($3,059,406)     $         0         ($3,903,118)
---------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)        $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES           ($843,712)        ($2,957,498)     $   101,908         ($3,903,118)
---------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
9.  SALES                      $        324               ($324)     $         0        $          0
---------------------------------------------------------------------------------------------------------
10. EXCISE                     $     33,620                          $    13,029        $     20,591
---------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT               $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
12. REAL PROPERTY              $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY          $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)        $          0        $          0      $         0        $          0
---------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL        $     33,944               ($324)     $    13,029        $     20,591
---------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                   ($809,768)        ($2,957,822)     $   114,937         ($3,882,527)
---------------------------------------------------------------------------------------------------------


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

--------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.         ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                            MONTH: December 2001
                                                   -----------------------------------------
-----------------------------
BANK RECONCILIATIONS
                                     Account #1      Account #2     Account #3
--------------------------------------------------------------------------------------------
A.   BANK:                            Bank One        Sun Trust   Bank of America
-----------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                  100128198        5572932      15818-17025       TOTAL
-----------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                   Deposit        Operating      Deposit
--------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT           $    0      $   2,104      $   81,327       $83,431
--------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED     $    0      $       0      $        0       $     0
--------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS         $    0      $       0      $        0       $     0
--------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS              $9,618      $       0      $        0       $ 9,618
--------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS          $9,618      $   2,104      $   81,327       $93,049
--------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN      No checks      No checks             110
--------------------------------------------------------------------------------------------

-----------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------
                                  DATE OF          TYPE OF         PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER       PURCHASE        INSTRUMENT         PRICE         VALUE
--------------------------------------------------------------------------------------------
7.  N/A
--------------------------------------------------------------------------------------------
8.  N/A
--------------------------------------------------------------------------------------------
9.  N/A
--------------------------------------------------------------------------------------------
10. N/A
--------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                              $      0       $        0
--------------------------------------------------------------------------------------------

-----------------------------
CASH

--------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                              $        0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                     $5,106,722
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.               ACCRUAL BASIS-5
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
   -----------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                    MONTH:  December 2001
                                                          ----------------------

   ------------------------------
   BANK RECONCILIATIONS
                                                  Account #4
   ------------------------------------------------------------------------------------------------------------------
   A.    BANK:                                     Bank One
   -------------------------------------------------------------------------------------------
   B.    ACCOUNT NUMBER:                         #1571582806                                              TOTAL
   -------------------------------------------------------------------------------------------
   C.    PURPOSE (TYPE):                      Auction Proceeds
   ------------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                   $5,013,673              $0             $0             $5,013,673
   ------------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED             $        0              $0             $0             $        0
   ------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS                 $        0              $0             $0             $        0
   ------------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                      $        0              $0             $0             $        0
   ------------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                  $5,013,673              $0             $0             $5,013,673
   ------------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN                  No checks
   ------------------------------------------------------------------------------------------------------------------

   ------------------------------
   INVESTMENT ACCOUNTS

   ------------------------------------------------------------------------------------------------------------------
                                                     DATE OF         TYPE OF      PURCHASE                 CURRENT

   BANK, ACCOUNT NAME & NUMBER                       PURCHASE      INSTRUMENT       PRICE                   VALUE
   ------------------------------------------------------------------------------------------------------------------
   7.  N/A
   ------------------------------------------------------------------------------------------------------------------
   8.  N/A
   ------------------------------------------------------------------------------------------------------------------
   9.  N/A
   ------------------------------------------------------------------------------------------------------------------
   10. N/A
   ------------------------------------------------------------------------------------------------------------------
   11. TOTAL INVESTMENTS                                                                   $0            $         0
   ------------------------------------------------------------------------------------------------------------------

   ------------------------------
   CASH

   ------------------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH                                                                         $5,013,673
   ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.              ACCRUAL BASIS-6
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96
   ---------------------------------------

                                                MONTH:     December 2001

   ---------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ---------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------------------------
                                            INSIDERS
   -------------------------------------------------------------------------------------------
                                         TYPE OF                AMOUNT            TOTAL PAID

                NAME                     PAYMENT                 PAID               TO DATE
   -------------------------------------------------------------------------------------------
   1.  Toby Skaar                  Salary                       $    0              $  4,808
   -------------------------------------------------------------------------------------------
   2.  Doug Kalitta                Salary                       $9,000              $219,000
   -------------------------------------------------------------------------------------------
   3.  N/A
   -------------------------------------------------------------------------------------------
   4.  N/A
   -------------------------------------------------------------------------------------------
   5.  N/A
   -------------------------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO INSIDERS                                              $9,000              $223,808
   -------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
   ----------------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                                  TOTAL
                                    ORDER AUTHORIZING           AMOUNT              AMOUNT        TOTAL PAID        INCURRED
                     NAME                PAYMENT               APPROVED              PAID          TO DATE         & UNPAID *
   ----------------------------------------------------------------------------------------------------------------------------
   1.  N/A
   ----------------------------------------------------------------------------------------------------------------------------
   2.  N/A
   ----------------------------------------------------------------------------------------------------------------------------
   3.  N/A
   ----------------------------------------------------------------------------------------------------------------------------
   4.  N/A
   ----------------------------------------------------------------------------------------------------------------------------
   5.  N/A
   ----------------------------------------------------------------------------------------------------------------------------
   6.  TOTAL PAYMENTS
       TO PROFESSIONALS                                            $0                 $0              $0               $0
   ----------------------------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
   PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------
                                       SCHEDULED               AMOUNTS
                                        MONTHLY                 PAID               TOTAL
                                       PAYMENTS                DURING              UNPAID
                NAME OF CREDITOR          DUE                   MONTH           POSTPETITION
   -------------------------------------------------------------------------------------------
   1.  N/A
   -------------------------------------------------------------------------------------------
   2.  N/A
   -------------------------------------------------------------------------------------------
   3.  N/A
   -------------------------------------------------------------------------------------------
   4.  N/A
   -------------------------------------------------------------------------------------------
   5.  N/A
   -------------------------------------------------------------------------------------------
   6.  TOTAL
   -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.               ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE  NUMBER: 400-42143-BJH                       02/13/95, RWD, 2/96
-------------------------------------------
                                                MONTH: December 2001
                                                      -------------------

---------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES           NO
---------------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                  X
---------------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                         X
---------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                                          X
---------------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                         X
---------------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                    X
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item 1 - On December 19, 2001, all of the assets (inventory and property and
--------------------------------------------------------------------------------
  equipment) of KH Charters were sold to Doug Kalitta. Net proceeds to the
--------------------------------------------------------------------------------
  company were $8,001,452, of which $3,000,000 was sent to WFB and applied to
--------------------------------------------------------------------------------
  the outstanding revolver balance. The remaining funds are being held in a
--------------------------------------------------------------------------------
  segregated, interest bearing account, pending resolution of the funds
--------------------------------------------------------------------------------
  distribution.
--------------------------------------------------------------------------------

-----------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             YES           NO
---------------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                              X
---------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X
---------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                              PAYMENT AMOUNT
             POLICY                       CARRIER           PERIOD COVERED                          & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------------
        See Kitty Hawk, Inc. Case #400-42141
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.             FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42143-BJH                        ACCRUAL BASIS
--------------------------------------------

                                        MONTH:        December 2001
                                              -----------------------------


--------------------------------------------------------------------------------
ACCRUAL BASIS     LINE NUMBER                FOOTNOTE / EXPLANATION
FORM NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           6                        All Professional fees related to the
--------------------------------------------------------------------------------
                                    Reorganization of the Company are disbursed
--------------------------------------------------------------------------------
                                    out of Kitty Hawk, Inc. (Parent Company).
--------------------------------------------------------------------------------
                                    Refer to Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           7                        All insurance plans related to the Company
--------------------------------------------------------------------------------
                                    are carried at Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------
                                    Company). Refer to Case # 400-42141.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           3           3            The current general ledger system is not
--------------------------------------------------------------------------------
                                    able to provide a detail of customer cash
--------------------------------------------------------------------------------
                                    receipts segregated by prepetion accounts
--------------------------------------------------------------------------------
                                    receivable and post petition accounts
--------------------------------------------------------------------------------
                                    receivable. Therefore, cash receipts is
--------------------------------------------------------------------------------
                                    provided in total for the month.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           3           8            All cash received into the Company cash
--------------------------------------------------------------------------------
                                    accounts is swept each night to Kitty Hawk,
--------------------------------------------------------------------------------
                                    Inc. Master Account (see Case #400-42141).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           3          31            All disbursements (either by wire transfer
--------------------------------------------------------------------------------
                                    or check), including payroll are disbursed
--------------------------------------------------------------------------------
                                    out of the Kitty Hawk, Inc. controlled
--------------------------------------------------------------------------------
                                    disbursement account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           4           6            All assessment of uncollectible accounts
--------------------------------------------------------------------------------
                                    receivable are done at Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                    Refer to Case #400-4214. All reserves are
--------------------------------------------------------------------------------
                                    recorded at Inc. and pushed down to Inc.'s
--------------------------------------------------------------------------------
                                    subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           4           6            Accounts payable on the aging are in the 60
--------------------------------------------------------------------------------
                                    and 90 day categories due to wire transfers
--------------------------------------------------------------------------------
                                    sent as prepayment on Kitty Hawk Inc. (Case
--------------------------------------------------------------------------------
                                    #400-42141) A/P aging and invoices on Kitty
--------------------------------------------------------------------------------
                                    Hawk Charters Aging. Company is working on
--------------------------------------------------------------------------------
                                    clearing these items.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           3          28            All payments are made by Kitty Hawk, Inc.
                                    (Case #400-42141)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        General All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations.
--------------------------------------------------------------------------------

CASE  NAME: Kitty Hawk Charters, Inc.

CASE  NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                  December 2001


8.    OTHER  (ATTACH  LIST)                    $ 53,599,052 Reported
                                               ------------
           Intercompany Receivables              53,365,176
           A/R 401(k) Loan                                -
           A/R Suspense                              (1,130)
           A/R Clothing Sales                        27,838
           A/R Other                                 78,636
           A/R Aging reconciling item              (213,008)
           A/R Accrued                               21,000
           A/R Bankrupt customers                   267,277
           Security Deposit                          53,263
                                               ------------
                                                 53,599,052 Detail
                                               ------------
                                                          - Difference



22.   OTHER  (ATTACH  LIST)                    $    858,755 Reported
                                               ------------
           Accrued charter expenses                 399,567
           A/P Aging reconciling item                 5,340
           Misc                                       8,601
           Accrued Fuel                             445,247
                                               ------------
                                                    858,755 Detail
                                               ------------
                                                          - Difference



ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                      $    711,783 Reported
                                               ------------
           Ondemand costs                            80,919
           135 Airline charter costs                  5,693
           Parts Lease                                7,500
           Engine Maintenance                        20,560
           Cost of parts sales                        6,790
           Fuel                                     200,452
           Wages                                    251,009
           Travel expense                            18,585
           Insurance                                 32,407
           Rotables/Repair/Consumables               73,244
           Shipping                                   2,496
           Charts                                     1,789
           Pre-emp testing                                -
           Shop materials/equip rental               10,339
           Maintenance allocation
                                               ------------
                                                    711,783 Detail
                                               ------------
                                                          - Difference

ACCRUAL BASIS-2
      21.  OTHER (ATTACH LIST)                    5,020,538 Reported
                                               ------------
           Loss on sale of asset                  5,019,666
           Interest Income                             (643)
           Misc expense                               1,515
                                               ------------
                                                  5,020,538 Detail
                                               ------------
                                                          - Difference

ACCRUAL BASIS-3
8.    OTHER  (ATTACH  LIST)                      (8,753,220)Reported
                                               ------------
           Credit card charges                       (4,304)
           Clear out petty cash                      (1,233)
           Misc charge                               (1,578)
           Transfer from Suntrust account           (13,500)
           Transfer from OK Turbines                100,000
           Sweeps to Kitty Hawk, Inc.            (8,832,605)
                                               ------------
                                                 (8,753,220)Detail
                                               ------------
                                                          - Difference